COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

(FORMERLY KNOWN AS COHEN & STEERS DIVIDEND VALUE FUND, INC.)

CLASS A (DVFAX), CLASS C (DVFCX), CLASS F (DVVFX), CLASS I (DVFIX),

CLASS R (DVFRX) AND CLASS Z (DVFZX) SHARES

Supplement dated September 18, 2019 to

Summary Prospectus and Prospectus dated July 1, 2019

On September 17, 2019, the Board of Directors of Cohen & Steers Alternative Income Fund, Inc., formerly known as Cohen & Steers Dividend Value Fund, Inc., (the “Fund”) approved the appointment of Cohen & Steers UK Limited (“CNS UK”) and Cohen & Steers Asia Limited (“CNS Asia”) (each a “Subadvisor,” and collectively, the “Subadvisors”) as sub-investment advisors to the Fund pursuant to agreements between each Subadvisor and Cohen & Steers Capital Management, Inc., the Fund’s investment advisor (the “Advisor”). CNS UK and CNS Asia are both wholly-owned subsidiaries of Cohen & Steers, Inc. There are no expected changes to the Fund’s portfolio managers, investment objectives and principal investment strategies and risks in connection with the appointment of the Subadvisors. The Fund’s management fees will not change as a result of the appointment of the Subadvisors. The appointments are effective September 18, 2019 (the “Effective Date”).

As of the Effective Date, the following changes are made to the Fund’s Summary Prospectus and Prospectus:

The subsection entitled “Investment Management” of the Summary Prospectus and the Summary Section of the Prospectus is revised to add the following:

Subadvisors

Cohen & Steers Asia Limited (“CNS Asia”)

Cohen & Steers UK Limited (“CNS UK”)

The subsection entitled “Management of the Fund – The Advisor” of the Prospectus is revised to be entitled “Management of the Fund – The Advisor and Subadvisors” and revised to add the following paragraphs after the first paragraph:

The Advisor is responsible for the overall management of the Fund’s portfolio and for the supervision and ongoing monitoring of the Subadvisors.

CNS Asia, with offices located at 1201-2 Champion Tower, No. 3 Garden Road, Central Hong Kong, is a wholly owned subsidiary of CNS and serves as a Subadvisor pursuant to an agreement with the Advisor (a “Subadvisory Agreement”). CNS Asia provides investment research and advisory services with respect to Asia Pacific real estate securities and provides trade order execution services for the Fund. CNS Asia is a registered investment advisor and was formed in 2005.

CNS UK, with offices located at 50 Pall Mall, 7th Floor, London, SW1Y 5JH, United Kingdom, is a wholly owned subsidiary of CNS and serves as a Subadvisor pursuant to a Subadvisory Agreement. CNS UK provides investment research and advisory services to the

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Advisor in connection with managing the Fund’s investments in Europe and provides trade order execution services for the Fund. CNS UK is a registered investment advisor and was formed in 2006.

The fees of the Subadvisors are paid by the Advisor (and not the Fund) out of its investment advisory fee received from the Fund.

References in the Prospectus and SAI to activities and responsibilities of the Advisor may be performed by one or more of the Subadvisors.

The last paragraph of the subsection entitled “Management of the Fund – The Advisor” of the Prospectus is deleted and replaced in its entirety with the following:

A discussion regarding the Board of Directors’ basis for approving the Investment Advisory Agreement is available in the Fund’s semi-annual report to shareholders for the period ended August 31, 2018. A discussion regarding the Board of Directors’ basis for approving the Subadvisory Agreements will be available in the Fund’s annual report to shareholders for the period ended October 31, 2019.

The Advisor will pay the Subadvisors out of its fees received from the Fund. The Advisor will allocate 50% of the advisory fee received from the Fund among itself and each of CNS Asia and CNS UK pro rata based on the portion of the Fund’s average assets managed by the Advisor and each Subadvisor. The Advisor will retain the remaining 50% of the advisory fee received from the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR RECORDS

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